Alpine Commences Voluntary Chapter 11 Process

Nashville, Tennessee and Vancouver, British Columbia--(Newsfile Corp. - July 6, 2023) - Alpine Summit Energy Partners, Inc. (TSXV: ALPS.U) (NASDAQ: ALPS) and certain affiliates and related companies ("Alpine Summit", the "Company", or the "Debtors") today announced that, after evaluating a variety of strategic alternatives, it has filed for voluntary chapter 11 relief in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court") and intends to conduct a sale of its assets pursuant to Section 363 of the U.S. Bankruptcy Code. The Company entered Chapter 11 with a commitment for $15.5 million in debtor-in-possession ("DIP") financing, provided by its existing bank group, to support its operations during the sale and reorganization process (the "Chapter 11 Process"). The Debtors have also filed various "first day" motions with the Bankruptcy Court, providing customary relief that will enable them to continue operating in bankruptcy without meaningfully disrupting their normal course of operations.

The Company is advised in this matter by Porter Hedges LLP as counsel, Houlihan Lokey Capital Inc. as investment banker, and Huron Consulting Group, which is serving as financial advisor and providing Chief Restructuring Officer services.

Additional information regarding the Chapter 11 Process is available at https://cases.ra.kroll.com/Alpine.  Stakeholders with questions may call the Company's Claims Agent, Kroll Restructuring Administration LLC at (844) 219-3705 or (646) 440-4844 if calling from outside the U.S. or Canada, or email AlpineInfo@ra.kroll.com.

Trading on the TSX Venture Exchange will be suspended during the Chapter 11 Process. The Company cautions that trading in the Company's securities during the pendency of the Chapter 11 Process is highly speculative and poses substantial risks. Trading prices for the Company's securities may bear little or no relationship to the actual value realized, if any, by holders of the Company's securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

About Alpine Summit Energy Partners, Inc.

Alpine Summit is a U.S. based company that operates and develops oil and gas assets. For additional information on the Company, please visit www.alpinesummitenergy.com.

Darren Moulds, Chief Financial Officer

Phone: 403.390.9260

Email: dmoulds@alpsummit.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Alpine Summit's beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Alpine Summit's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", or the negative or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein include, but are not limited to, statements regarding: the timing, manner, outcome and impact of the Chapter 11 Process.

By identifying such information and statements in this manner, Alpine Summit is alerting the reader that such information and statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Alpine Summit to be materially different from those expressed or implied by such information and statements. In addition, in connection with the forward-looking information and forward-looking statements contained in this news release, Alpine Summit has made certain assumptions. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the impact that the Chapter 11 Process will have on relationships, including with regulatory bodies, employees, suppliers, contractors and competitors, including the listing on the Nasdaq Global Market ("Nasdaq") and the failure of Alpine Summit to meet the Nasdaq's continued listing requirements and maintain the listing on the Nasdaq and the TSX Venture Exchange; changes in general economic, business and political conditions, including changes in the financial and commodity markets; changes in the price of natural gas; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Alpine Summit believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this news release are made as of the date of this news release, and Alpine Summit does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.